                                                                    EXHIBIT 10.4

                                 AMENDMENT TO

                              JOHN W. ROSENTHAL

                             EMPLOYMENT AGREEMENT


Pursuant to Section 9(b) of the Employment Agreement entered into between St. Joseph Capital Corporation and John W. Rosenthal dated March 18, 1996 (the "Agreement"), the parties hereby amend the Agreement as follows:

Section 2 of the Agreement is amended by adding a new paragraph (j) to the end thereof, which new paragraph shall read as follows:

      "(j) Life Insurance. The Executive shall have purchased on his behalf at the expense of the Employer life insurance on the Executive's life in an amount equal to Three Hundred Thousand Dollars ($300,000). The Executive shall be allowed to name, and change at his election, the beneficiary or beneficiaries of such life insurance."

The remaining provisions of the Agreement shall remains in full force and effect.

This amendment to the Agreement is hereby agreed to and accepted by the parties thereto this 8th day of January, 1998.


ST. JOSEPH CAPITAL CORPORATION                JOHN W. ROSENTHAL

By:
   ------------------------------             ---------------------------------
Its: Chairman Human Resources